                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              KENNEDY-WILSON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:
          $125

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              KENNEDY-WILSON, INC.
                       530 WILSHIRE BOULEVARD, SUITE 101
                         SANTA MONICA, CALIFORNIA 90401


                            ________________________


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To be Held on November 19, 1996


                            _______________________


         A Special Meeting of Stockholders of Kennedy-Wilson, Inc. (the "Company") will be held at 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401 on Tuesday, November 19, 1996 at 10:00 a.m., Pacific Standard Time, for the following purposes:

         1. To consider and act upon an amendment to the Company's Certificate of Incorporation to reduce the authorized capital stock of the Company.

         2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Friday, October 25, 1996 as the record date for determining stockholders of the Company entitled to notice of and to vote at the meeting.

         STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE AND PROMPTLY MAIL YOUR PROXY IN THE ENVELOPE PROVIDED. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, SHOULD YOU SO DESIRE.


                                        By Order of the Board of Directors



                                        Freeman A. Lyle
                                        Secretary




Santa Monica, California
October 29, 1996

                              KENNEDY-WILSON, INC.
                       530 WILSHIRE BOULEVARD, SUITE 101
                         SANTA MONICA, CALIFORNIA 90401

                            ________________________

                                PROXY STATEMENT

                        Special Meeting of Stockholders

                               November 19, 1996

                            _______________________

                            SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kennedy-Wilson, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on Tuesday, November 19, 1996, and all adjournments and postponements thereof. The purpose of the meeting is to consider and act upon an amendment to the Company's Certificate of Incorporation to reduce the authorized capital stock of the Company (the "Capital Stock Reduction"), and such other business as may properly come before the meeting. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about October 29, 1996.

         The cost of preparing, assembling and mailing the Notice of Special Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited by personnel of the Company and others who will not receive any additional compensation for such solicitation. Proxies may be solicited in person or by telephone or telegraph. The Company will pay brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

                                     VOTING

         The close of business on Friday, October 25, 1996 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the meeting. On the Record Date there were outstanding 1,255,599 shares of the Company's Common Stock, $.01 par value ("Common Stock"). Each share of Common Stock will entitle the holder thereof to one vote on all matters presented at the meeting. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a majority of the issued and outstanding shares entitled to vote is required to approve the Capital Stock Reduction. For the purposes of determining whether the Capital Stock Reduction has received a majority vote, abstentions and broker non-votes will have the effect of a negative vote.

         Properly executed proxies will be voted at the meeting in accordance with the instructions set forth thereon. If no instructions are specified, the shares represented by any properly executed proxies will be voted FOR the Capital Stock Reduction.

         Any proxy given by a stockholder pursuant to this solicitation may be revoked at any time before it is exercised at the meeting by submitting written notice of revocation to the Secretary of the Company, by filing with the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                            CAPITAL STOCK REDUCTION

Summary

         At the meeting, the Company's stockholders will consider and take action upon management's proposal to reduce the authorized capital stock of the Company from an aggregate of 25 million shares, consisting of 20 million shares of Common Stock and 5 million shares of Preferred Stock to 2.5 million shares, comprised of 2 million shares of Common Stock and 500,000 shares of Preferred Stock. The Capital Stock Reduction would be effected by an amendment to the Company's Certificate of Incorporation in the form set forth on Exhibit "A" to this Proxy Statement. The Capital Stock Reduction will have no effect on the Company's outstanding capital stock or on any stockholder regardless of the number of shares owned.

         The Board of Directors has unanimously approved the Capital Stock Reduction and recommends approval of the Capital Stock Reduction by the stockholders. If the Capital Stock Reduction is approved by the stockholders of the Company at the meeting, the Capital Stock Reduction will be effected unless there is a subsequent determination by the Board that the Capital Stock Reduction is not in the best interest of the Company and its stockholders. Although management and the Board believe that as of the date of this Proxy Statement that the Capital Stock Reduction is advisable, the Capital Stock Reduction may be abandoned by the Board at any time before, during or after the meeting and prior to filing the proposed amendment to the Company's Certificate of Incorporation as set forth in Exhibit "A" to this Proxy Statement.

Purpose of Capital Stock Reduction

         The purpose of the Capital Stock Reduction is to reduce the franchise taxes payable to the State of Delaware where the Company is incorporated.
Under applicable Delaware law, annual franchise taxes, payable by each corporation organized under Delaware law, are determined by a formula based upon authorized as opposed to issued and outstanding capital stock. The Delaware formula for determination of franchise taxes payable calls for the calculation of a corporation's "assumed par value" per share, which equals the corporation's gross assets divided by the total of its issued and outstanding shares. To determine annual franchise taxes that are payable, the "assumed par value" per share is multiplied by the authorized number of shares that have a stated par value. The resulting product is then taxed at the rate of $200 per one million dollars of aggregate "assumed par value."

         In November, 1995, the Company effected a one for ten reverse stock split which reduced the Company's then issued and outstanding common stock to approximately 1/10th of its previous number. Because the Company's one for ten reverse stock split did not automatically decrease the authorized capital stock of the Company, the Company's "assumed par value" per share under the Delaware calculation increases by approximately ten times the previous "assumed par value" per share. Application of the remainder of the Delaware franchise tax formula would therefore result in the Company incurring an annual franchise tax liability to the State of Delaware in an amount ten times greater than the annual franchise tax payable by the Company if the Capital Stock Reduction is effected. The difference in the annual franchise taxes would exceed $100,000.

         The Capital Stock Reduction will have no effect on the issued and outstanding shares of capital stock of the Company. Similarly, there would be no effect on outstanding employee stock options or the stated par value of $0.01 per share. The Capital Stock Reduction will also have no income tax effect on the Company or on any stockholder. The only effects of the Capital Stock Reduction are to decrease the number of shares of capital stock available for the Company to issue and reduce the franchise taxes otherwise payable to the State of Delaware.

         Management of the Company believes that the Capital Stock Reduction will have no adverse effect on any future activities of the Company. Following the Capital Stock Reduction, the Company will continue to have a sufficient number of shares of authorized and unissued capital stock that would remain available for future issuance by the Company for valid corporate purposes
following approval by the Company's Board of Directors.   Such purposes could
include the issuance of capital stock for additional equity capital, reservation of shares for grants of additional future options or warrants and the issuance of capital stock as consideration in appropriate business combination or acquisition transactions.

Amendment to Certificate of Incorporation

         The Capital Stock Reduction would be effected on the date of filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State. The Company's Board of Directors has authorized and approved the proposed amendment to the Company's Certificate of Incorporation, which is provided in its entirety on Exhibit "A" to this Proxy Statement. If approved by the holders of a majority of the outstanding Common Stock, the amendment to the Company's Certificate of Incorporation would be filed to effect the Capital Stock Reduction immediately following the meeting on Tuesday, November 19, 1996, unless the Board determines that the Capital Stock Reduction is not in the best interest of the Company and its stockholders.

Required Vote

         The approval of the Capital Stock Reduction requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock.
The Board recommends a vote FOR approval of the amendment to the Company's Certificate of Incorporation to effect the Capital Stock Reduction. MANAGEMENT STOCKHOLDERS OF THE COMPANY OWN MORE THAN 47% OF THE COMPANY'S OUTSTANDING COMMON STOCK AND INTEND TO VOTE IN FAVOR OF THE CAPITAL STOCK REDUCTION, THEREBY MAKING STOCKHOLDER APPROVAL OF THE CAPITAL STOCK REDUCTION EXTREMELY LIKELY.


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth as of October 25, 1996 the total number of shares beneficially owned and the percentage of the outstanding shares so owned by (i) each beneficial owner known to the Company of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director,
(iii) the executive officers and (iv) all directors and executive officers as a group.

                                                                Number of
                                                            Shares Beneficially                 Percent
Name                                                             Owned (1)                    of Class (2)
----                                                        -------------------               ------------
William H. Elliott                                                 3,100 (3)                      ___
Goodwin Gaw                                                       99,150 (4)                        7.9
Lewis A. Halpert                                                 239,580 (5)                       19.1
Donald F. Kennedy                                                  1,333 (6)                      ___
Freeman A. Lyle                                                       0                           ___
Richard A. Mandel                                                  1,311 (7)                      ___
William J. McMorrow                                              249,345 (8)                       19.9
Kent Mouton                                                            0                          ___
Donald B. Prell                                                    2,700 (9)                      ___
Kenneth V. Stevens                                               189,580(10)                       15.1
William R. Stevenson                                              89,738(11)                        7.1
All executive officers and
  directors as a group (9 Persons)                               596,519                           47.4

Fortune Far East, Ltd.                                            99,150(12)                        7.8
----------------------------

(1) Except as otherwise indicated in the following notes, such person or persons are the beneficial owner of such shares with sole voting and investment power over such shares.

(2) Percentage information is omitted for those individuals whose holdings represent less than one percent of the outstanding Common Stock.

(3) Includes 500 shares owned by the Elliott Trust, of which Mr. Elliott and his wife are co-trustees. Mr. Elliott and his wife, as co-trustees, have shared voting and investment power with respect to such shares. Also includes beneficial ownership of 2,600 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(4) Represents shares owned by Fortune Far East, Ltd. for which corporation Mr. Gaw serves as President and a director and thereby shares voting and investment power.

(5) Includes approximately 252 shares held for Mr. Halpert's account in the Company's 401(k) Profit Sharing Plan and Trust. Mr. Halpert's address is care of the Company, 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401.

(6) Includes beneficial ownership of 833 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(7) Includes approximately 78 shares held for Mr. Mandel's account in the Company's 401(k) Profit Sharing Plan and Trust.

(8) Includes approximately 775 shares held for Mr. McMorrow's account as well as approximately 51 shares held for the account of Mr. McMorrow's spouse in the Company's 401(k) Profit Sharing Plan and Trust as well as 390 shares which may be acquired by Mr. McMorrow's spouse pursuant to exercise of outstanding stock options that are presently exercisable. Mr. McMorrow expressly disclaims beneficial ownership of all shares held for the account of his spouse. Mr. McMorrow's address is care of the Company, 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401.

(9) Includes beneficial ownership of 2,600 shares which may be acquired pursuant to exercise of outstanding stock options that are presently exercisable.

(10) Includes approximately 252 shares held for Mr. Stevens' account in the Company's 401(k) Profit Sharing Plan and Trust. Mr. Stevens address is 5247 Blackhawk, Danville, California 94506.

(11) Includes approximately 410 shares held for Mr. Stevenson's account in the Company's 401(k) Profit Sharing Plan and Trust, and approximately 89,328 shares owned by the 1991 Stevenson Intervivos Trust, of which Mr. Stevenson is trustee. Mr. Stevenson's address is care of the Company, 530 Wilshire Boulevard, Suite 101, Santa Monica, California 90401.

(12) Based on information contained in Schedule 13D filed with the Securities and Exchange Commission. The address of such entity, as indicated in Schedule 13D is 7000 Hollywood Boulevard, Los Angeles, California 9028. Goodwin Gaw, a director and executive officer of the Company, is President and a director of Fortune Far East, Ltd.

                             STOCKHOLDER PROPOSALS
                  FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS

         Any eligible stockholder of the Company wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials for its 1997 Annual Meeting of Stockholders must set forth such proposal in writing and file it with the Secretary of the Company on or before December 31, 1996. The Company's Board of Directors will review new proposals received from eligible stockholders by that date and will determine whether such proposals will be included in its proxy solicitation materials for its 1997 Annual Meeting of Stockholders. Generally, a stockholder is eligible to present proposals if he or she has been for at least one year the record or beneficial owner of at least one percent or $1,000 in market value of securities entitled to be voted at the 1997 Annual Meeting of Stockholders and he or she continues to own such securities through the date on which the meeting is held.


                                 OTHER MATTERS

         Management of the Company does not intend to bring any other matters before the meeting and knows of no other matters which are likely to come before the meeting. In the event any other matters properly come before the meeting, the persons named in the accompanying Proxy will vote the shares represented by such Proxy in accordance with their best judgment on such matters.

         YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING RETURN ENVELOPE AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PRESENTLY PLAN TO ATTEND THE MEETING IN PERSON.

                                         By Order of the Board of Directors,



                                         Freeman A. Lyle, Secretary

Santa Monica, California
October 29, 1996

                                  EXHIBIT "A"

               Form of Amendment to Certificate of Incorporation



The first sentence of Section 1 of Article V of the Certificate of Incorporation of Kennedy-Wilson, Inc. presently reads as follows:

         SECTION 1. Number of Authorized Shares. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of all classes of stock that the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares consisting of Twenty Million (20,000,000) shares of Common Stock, par value $.01 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $.01 per share.

         Following approval of the proposed Capital Stock Reduction, the first sentence of Section 1 of Article V of the Certificate of Incorporation will be amended to read as follows:

         SECTION 1. Number of Authorized Shares. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Common Stock" and "Preferred Stock"; the total number of shares of all classes of stock that the Corporation shall have authority to issue is Two Million Five Hundred Thousand (2,500,000) shares consisting of Two Million (2,000,000) shares of Common Stock, par value $.01 per share, and Five Hundred Thousand (500,000) shares of Preferred Stock, par value $.01 per share.

                                                                      Appendix A


                      [Appendix to Filing:  Form of Proxy]

                              KENNEDY-WILSON, INC.


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned stockholder of KENNEDY-WILSON, INC. (the "Company") hereby constitutes and appoints William J. McMorrow and Freeman A. Lyle, and each of them, proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Special Meeting of Stockholders to be held on Tuesday, November 19, 1996, and at any and all adjournments thereof, and to vote all shares of the common stock, par value $0.01 per share of the Company standing in the name of the undersigned with respect to the following matters:

 1. Approval of the proposal to reduce the authorized capital stock of the Company.

         [ ]     FOR

         [ ]     AGAINST

         [ ]     ABSTAIN

         2. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

         This proxy shall be voted in accordance with such instructions as may be given. IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL NUMBER ONE ABOVE. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTER TO BE PRESENTED AT THIS MEETING, BUT IF ANY OTHER MATTER DOES COME BEFORE THE MEETING, THE PROXY HOLDERS NAMED HEREIN WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN ACCORDANCE WITH THEIR BEST JUDGMENT.



NOTICE:  It is important that this proxy be signed and returned.

                        (to be signed on the other side)

                              KENNEDY-WILSON, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 29, 1996.





Dated:__________________, 1996


______________________________
Signature of Stockholder


______________________________
Signature of Stockholder




Please sign your name exactly as it appears hereon and return this proxy in the reply envelope provided.